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EXHIBIT 10.3

                                  AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                    SECURED SENIOR SUBORDINATED NOTE DUE 2006
                    -----------------------------------------


         THIS AMENDMENT TO SECOND AMENDED AND RESTATED SECURED SENIOR SUBORDINATED NOTE DUE 2006 is dated October 6, 2004, to be effective as of September 26, 2004 (this "AMENDMENT"), by and between OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "PURCHASER").

                                 R E C I T A L S
                                 ---------------

         A. The Company, the entities from time to time parties thereto as Guarantors and the Purchaser are parties to that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, a Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003, and a Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003.

         B. Contemporaneously herewith, the Company and the Purchaser are entering into a Fourth Amendment to Second Amended and Restated Securities Purchase Agreement dated of even date herewith (the "FOURTH Amendment") pursuant to which, among other things, the parties thereto are further amending the Second Amended and Restated Securities Purchase Agreement. The Second Amended and Restated Securities Purchase Agreement, as previously amended (including as amended by the Fourth Amendment), shall be referred to herein as the "SECURITIES PURCHASE AGREEMENT."

         C. The Purchaser is the holder of that certain Second Amended and Restated Secured Senior Subordinated Note Due 2006 in the principal amount of $28,858,000.00, originally issued November 24, 1999, and amended and restated as of October 29, 2002, and as of October 31, 2003 (the "NOTE"). In connection with the consummation of the transactions contemplated by the Fourth Amendment, the parties wish to amend Section 2(b) of the Note on the terms set forth herein. Unless otherwise indicated, all capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement or the November 1999 Note, as the case may be.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Note as follows:



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         1. AMENDMENT OF DEFINITION OF INTEREST RATE EVENT MEASUREMENT PERIOD.
The preamble of clause (i) of paragraph (b) of Section 2 (Payment of Interest; Default Rate) of the Note is hereby amended by replacing the preamble of such clause with the following:

                           "If the Company fails to achieve, for any measurement
                  "Period" described in Section 9.14(a), (b) or (c) of the Securities Purchase Agreement, as applicable (each such "Period," excluding (x) the trailing four consecutive Fiscal Quarters ending September 26, 2004, and (y) the trailing four consecutive Fiscal Quarters ending January 2, 2005, being referred to herein as an "INTEREST RATE EVENT MEASUREMENT PERIOD"):"

         2. FULL FORCE AND EFFECT. This Amendment amends the Note effective on and as of the Fourth Amendment Effective Date, and the Note, as amended by this Amendment, shall remain in full force and effect and is hereby ratified and affirmed by the Company in all respects. The execution, delivery and performance of this Amendment shall not operate as a waiver or limitation of or, except as expressly set forth herein, as an amendment to any right, power or remedy of the Purchaser under the Note or any other Investment Document.

         3. CONFIRMATION OF SECURITY. The Company hereby confirms that the security interests and Liens granted by the Company under the Collateral Documents continue to constitute legal, valid, enforceable and perfected security interests in the Collateral, prior in right to all other Liens (other than the Liens in favor of the Senior Lender) and secure the due and punctual payment, performance and observance of all Secured Obligations (as defined in the Security Agreement (Company)).

         4. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Amendment, together with the Note, constitute the entire understanding and agreement with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings with respect thereto. This Amendment shall inure to the benefit of, and be binding upon, the Company, the Holder (including the Purchaser) and their respective successors and permitted assigns.

         5. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES REGARDING CHOICE OF LAW OR CONFLICTS OF LAWS.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives on the first date written above, to be effective as of the Fourth Amendment Effective Date.

                                      COMPANY
                                      -------

                                      OVERHILL FARMS, INC., a Nevada corporation



                                      By: /s/ James Rudis
                                          --------------------------------------
                                          James Rudis
                                          President and Chief Executive Officer

                                      By: /s/ John Steinbrun
                                          --------------------------------------
                                          John Steinbrun
                                          Senior Vice President and Chief
                                            Financial Officer


                                      PURCHASER
                                      ---------

                                      LEVINE LEICHTMAN CAPITAL PARTNERS II,
                                      L.P., a California limited partnership

                                      By: LLCP California Equity Partners II,
                                          L.P., a California limited
                                          partnership, its General Partner

                                          By: Levine Leichtman Capital Partners,
                                              Inc., its General Partner


                                              By: /s/ Steven E. Hartman
                                                  ------------------------------
                                                  Steven E. Hartman
                                                  Vice President




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